UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 10, 2026

Fermi Inc.

(Exact name of registrant as specified in its charter)

Texas	001-42888	33-3560468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 S. Taylor St., Suite 301 Amarillo, TX	79101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 894-7855

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FRMI	The Nasdaq Stock Market LLC
Common Stock, $0.001 par value	FRMI	The London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2026, the Board of Directors (the “Board”) of Fermi Inc. (the “Company”) received a letter from Mr. Miles Everson, a director designee of Toby Neugebauer, pursuant to which Mr. Everson resigned as a director of the Company, effective immediately (the “Resignation Letter”). At the time of his resignation, Mr. Everson did not serve on any committee of the Board.

In the Resignation Letter, Mr. Everson stated that his resignation was due to a disagreement with the Company over his access to certain books and records of the Company and the Board’s decision to delegate to the Finance Committee of the Board (the “Finance Committee”) responsibility for overseeing the negotiation and approval of certain financing transactions.

The Company believes that Mr. Everson was granted full access to the Company’s books and records, except for materials relating to pending litigation involving Mr. Neugebauer, for whom Mr. Everson served as a Board representative. Mr. Everson also approved the Board’s establishment of the Finance Committee and the delegation of responsibility to the Finance Committee for overseeing the negotiation and approval of certain financing transactions.

A full and complete copy of the Resignation Letter is attached hereto as Exhibit 17.1 to this Current Report on Form 8-K (this “Form 8-K”). All descriptions of the contents of the Resignation Letter set forth in this Form 8-K are qualified in their entireties by reference to the full text of the Resignation Letter.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
17.1	Resignation Letter of Miles Everson, dated July 10, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERMI INC.

Date: July 13, 2026	By:	/s/ George Wentz
	Name:	George Wentz
	Title:	General Counsel

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